VAN KAMPEN REAL ESTATE SECURITIES FUND

Supplement dated March 27, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
Dated April 30, 2008,
as previously supplemented on November 20, 2008,
September 26, 2008 and April 30, 2008

and the
Class I Shares Prospectus
Dated April 30, 2008,
as previously supplemented on September 26, 2008
and April 30, 2008

The section of the Prospectus entitled “Purchase of Shares” is supplemented with the following:

Effective March 30, 2009, Van Kampen Real Estate Securities Fund will reopen to new investors. All requirements and conditions for the purchase of shares as described in the Fund’s Prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund’s shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REALSPT1 3/09